UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023 (November 29, 2023)
AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

 470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
Common Stock	AMSWA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01        OTHER EVENTS

On November 29, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of American Software, Inc. (the “Company”), after discussion with management of the Company and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, concluded that Management’s Assessment of Internal Control over Financial Reporting included in Item 9A of the Company’s Form 10-K for the year ended April 30, 2023, and KPMG’s opinion relating to the effectiveness of the Company’s internal control over financial reporting as of April 30, 2023, should no longer be relied upon. Accordingly, the Company is providing information in Item 8.01 of this Current Report on Form 8-K in order to, among other things, identify a material weakness in its internal control over financial reporting and, in connection therewith, to describe certain information that will be reflected in amendments to the Company’s Annual Report on Form 10-K for the year ended April 30, 2023 and Quarterly Report on Form 10-Q for the quarter ended July 31, 2023, and in the Quarterly Report on Form 10-Q for the quarter ended October 31, 2023 to be filed after the filing of such amendments.

Identification of Material Weakness
Following the Company’s divestiture of The Proven Method on September 18, 2023, as noted in our 8-K filed on September 19, 2023, the Company identified an error resulting in an understatement of expenses from operations and liabilities. In connection therewith, the Company is evaluating its controls and procedures relating to the error.
Pursuant to the guidance of Staff Accounting Bulletin (“SAB”) No. 99, “Materiality,” the Company has evaluated the materiality of the errors quantitatively and qualitatively and has concluded that they did not, individually or in the aggregate, result in a material misstatement of the Company’s previously issued consolidated financial statements and that such financial statements may continue to be relied upon. Although the identified errors were immaterial to the Company’s financial statements the Company determined that such immaterial errors were the result of deficiencies in the Company’s internal control over financial reporting and that there was a risk that additional errors could have occurred without being prevented or detected on a timely basis such that there was more than a remote chance of a material misstatement in its financial statements or disclosures.
As a result, based on currently available information, the Company concluded on November 29, 2023 that there was a material weakness in its internal control over financial reporting (the “Material Weakness”). Therefore, the Company has concluded that its report regarding the effectiveness of its internal control over financial reporting contained in its Annual Report on Form 10-K for the year ended April 30, 2023 filed with the SEC on July 13, 2023 (the “2023 Annual Report”) should not be relied upon. Additionally, KPMG has determined its opinion relating to the effectiveness of the Company’s internal control over financial reporting as of April 30, 2023 included in the 2023 Annual Report should not be relied upon and has communicated this conclusion to the Audit Committee on November 29, 2023. KPMG has not withdrawn its audit report on the consolidated financial statements included in the 2023 Annual Report.
Additionally, the statements within the Evaluation of Disclosure Controls and Procedures included in Item 9A of the 2023 Annual Report and Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2023 are no longer effective due to the Material Weakness described above.

Amendment of Internal Control over Financial Reporting Assessment, Evaluation of Disclosure Controls and Procedures and Revision of Previously Issued Financial Statements
The Company intends to amend its 2023 Annual Report to reflect management’s and KPMG’s revised assessment of internal control over financial reporting as of the period covered by such report to reflect management’s revised assessment of internal control over financial reporting as of the period covered by such report. The amendments will also describe the Company’s plans to remediate the deficiencies in its internal control over financial reporting. The

Company also intends to file its Quarterly Report on Form 10-Q for the quarter ended October 31, 2023 as soon as practicable following the amendments described above.

Cautionary Statement Regarding Forward-Looking Statements
This filing contains “forward looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties, as well as assumptions, that could cause actual results to differ materially from historical results and those presently anticipated or projected. Forward-looking statements in this filing include the Company’s expectations as to the anticipated timing of the filing of the Company’s amended Form 10-K for the year ended April 30, 2023 and the Company’s amended Form 10-Q for the quarter ended July 31, 2023, as well as the filing of the Company’s Form 10-Q for the quarter ended October 31, 2023. Factors that may cause future results to differ materially from management’s current expectations include, among other things, that the filing of the amended Forms 10-K and 10-Q may take longer than expected, and remediation of the material weakness may not be effected in a timely manner. The Company cautions not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements. In addition to the factors discussed above, other important risk factors are delineated in the Company’s various SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2023		AMERICAN SOFTWARE, INC.

(Registrant)

	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer